UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number		811-22016

Alpine Global Premier Properties Fund
(Exact name of registrant as specified in charter)

2500 Westchester Avenue, Suite 215, Purchase, NY			10577
(Address of principal executive offices)			(Zip code)

Alpine Woods Capital Investors, LLC 2500 Westchester Avenue, Suite 215 Purchase, New York, 10577
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(914) 251-0880

Date of fiscal year end:	October 31

Date of reporting period:	November 1, 2008 – October 31, 2009

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

Item 1.  Reports to Stockholders.

Alpine

GLOBAL PREMIER PROPERTIES FUND

October 31,

2009

Annual Report

INVESTOR	1(800) 617.7616 | www.alpinecef.com
INFORMATION

TABLE OF CONTENTS

Alpine View	2

Manager Commentary	5

Report of Independent Registered Public Accounting Firm	12

Schedule of Portfolio Investments	13

Statement of Assets and Liabilities	16

Statement of Operations	17

Statements of Changes in Net Assets	18

Financial Highlights	19

Notes to Financial Statements	20

Additional Information	25

ALPINE VIEW October 31, 2009 (Unaudited)

Dear Investor:

What a difference a year makes. Last year we were afflicted by a crisis of confidence which compounded a financial contraction with potentially catastrophic consequences. The speed, depth and global breadth with which wealth and capital was vanishing increased fear of a prolonged downturn. The panic in financial markets paralyzed corporate, municipal and individual investment activity. Fortunately, unprecedented government and central bank efforts around the world prevented a widely feared depression. The Federal Reserve led the way, pumping liquidity into the capital markets to “unfreeze” money markets and stimulate investment. This has partially offset the economic repercussions flowing from massive layoffs and plant closures, which is how corporations responded to collapsed consumption and decreased global trade. After falling over 45% from the Friday before Lehman Brothers’ collapse (September 12, 2008) to the market low on March 9, 2009, the S&P 500 rebounded over 55% through October 30, yet remains more than 34% below the October 2007 index peak.

From March of this year, investor psychology began to shift from depression to hope, from fear of economic collapse towards expectations of recovering cyclical activity. Along the way, some have focused on whether this recovery could follow a ‘V’ shaped temporal pattern or would trace a ‘U’, ‘L’ or ‘W’ shape. Irrespective of the form and time it takes, recognition that a new cycle was approaching has been transformative for risk/return pricing. Inevitably, economic and corporate evidence of normalizing activity has encouraged market participants to believe that this downturn, perhaps the worst in two generations, would not cripple the structural underpinnings and operation of our economic institutions, despite continuing bank closures and consolidation. In fact, signs that increased capital availability is expanding beyond equity recapitalizations in the capital markets to include bank line extensions to well capitalized companies. Limited initial public offerings (IPOs) are also coming to market and prices bid for businesses, real estate and selected assets are on the rise. Although the appetite for taking more risk in the search for higher returns reignited the rally in stocks during midsummer, transaction volumes remain a fraction of previous years’ levels. Even though banks are gradually beginning to lend, they are not yet including many of the small to medium sized companies that historically have fueled economic expansion. While all is not rosy, it is apparent that we have turned the corner.

Are Happy Days Here Again?

For the 2009 Fiscal Year ended October 30th, Alpine is very pleased with the overall strong level of comparative returns provided by our family of funds. Unlike 2008, diversification across investment categories, geographic regions, business sectors and financial structures enabled managers with flexible mandates to outperform relevant or benchmark indices. Alpine’s different fund managers make it clear in their respective shareholder letters that many investment opportunities emerged from the risk reducing panic selling of last year. Due to the forward looking nature of the capital markets, it is not surprising that recovery in share prices began well before the upturn in the economy, as measured by Gross Domestic Product (GDP) for the third quarter. Over the next few quarters, we should see employment gains, hopefully by the middle of next year. Tentative signs are numerous, if not major. For example, recent reports of advertising spending during the early weeks of October suggest that retailers have increased such spending by close to 35% year-over-year in anticipation of a more hopeful Christmas selling season. Recent global mergers and acquisition (M&A) announcements within the first weeks of November show a dollar value greater than at any time since May of 2007. The Conference Board’s U.S. Leading Economic Indicators (LEI) Index has been positive for seven months. The LEI’s most recent consecutive monthly positive period was back in the Fall of 2006, and the previous extended period of continuous gains was in 2003-2004. Adding to these hopeful signals are more concrete data points such as job recalls at John Deere and Cummins Engine to make agricultural equipment and truck engines. Nonetheless, investors remain cautious about excessively valuing future growth in corporate earnings despite near record non-farm productivity and net positive third quarter corporate earnings reports surpassing analyst estimates.

Where Have Investors Placed Their Bets? Income And Growth

According to AMG Data Services, bond funds have attracted over $290 billion so far during 2009, while $22 billion has flowed out of equity funds. Historically low interest rates fueled by the Federal Reserve’s ‘Quantitative Easing’, negligible inflation and excess economic capacity have propelled bond returns during the past year, especially for economically sensitive high-yield bonds. Another area which enjoyed strong performance, were the emerging markets and, in particular, emerging market funds. Even though China and Brazil have resumed rapid economic growth after a weak

October 31, 2009 Annual Report | 1(800)617.7616
www.alpinecef.com

fourth calendar quarter of 2008 and first quarter of this year, skepticism remains regarding the long term sustainability of their high relative growth rates. Beyond strong earnings trends, their potential capacity to become dominant engines of global growth has yet to be realized, but their abilities to drive domestic demand without growing exports to the U.S. or Europe are now apparent. Their fiscal situation is another contrast to budgetary deficits among many of the world’s major economies. These countries also share dramatically different demographic profiles which will also influence economic growth rates and challenge economic imperatives. However, modernizing infrastructures, improving inefficiencies in distribution, upgrading health and education availability and maintaining stable capital costs still need to be addressed in order to compete and provide rising standards of living. Such issues will no doubt impact economic and corporate growth expectations for years to come, and hence, influence long term investment patterns. We believe these dynamics will continue to favor global stock portfolios in 2010.

U.S. Economic Focus Will Be On Jobs, Income and Growth

Alpine’s fundamental long term concern is growth in GDP per capita, which encompasses employment growth and sustainable income levels. Both influence the overall standard of living and, more importantly, influence consumption patterns. Income growth plays a critical role not only in the demand for imported goods, which influences both the balance of trade and the collection of tax revenues, impacting the government’s ability to provide services and make-up past budget deficits. However, possible secular changes to our economy may shift job opportunities and with them population distribution for future generations. This could impact state and local politics and might even alter our national priorities, away from the pattern established following World War II.

In this light, the level of unemployment is critical. Historic recoveries from recession between World War II and 1982, where the typical impact on employment was a decline of 2.5% on average, would see a return to previous employment levels in roughly 12.5 months*. (*Data based on Bureau of Labor Standards and Credit Suisse). Following the recessions of 1991 and 2001, the U.S. took longer to generate new jobs, and hence the term “Jobless Recovery” was coined. It was particularly appropriate for the 2001 recession which then took 36 months to return to prior employment levels. Please see Chart A showing U.S. continuing jobless claims over the past 30 years.

Chart A — U.S. Continuing Jobless Claims

Source: Bureau of Labor Statistics, Bloomberg

This down cycle has seen a drop in employment of almost 5% of the workforce, or seven million people. Since the magnitude is far greater than prior cycles, it may take several years to recover lost jobs. The concern is that businesses which have grown cautious about revenues and underlying demand and, hence, their competitive position, will refrain from adding new jobs, emphasize temporary workers or outsource overseas. The impact on income levels could likely be limiting at best and perhaps even contribute to an overall deflationary trend in our economy. If incomes decline, the nation’s debt burden may exceed tax revenues, pressuring the dollar. If imported goods and materials rise in price, then the danger of stagflation could emerge. Policy makers must be diligent to prevent stagflation, which would be corrosive to our standard of living.

These are just a few of the challenges which our leaders face. While they may not be able to perfectly navigate the complexities of the evolving global economy, we should not be overly bearish. Even if it takes over four years to recover the employment levels of 2007, we will likely have historically cheap money as an offset which will facilitate the stabilization of the banking sector, providing a period through which long term capital can be invested at advantageous costs. This four or five year window could provide corporate America, and indeed much of the world, with the capacity to enhance productivity, create new jobs and expand the economy on a stable footing. Even moderate inflation would be welcome for all sorts of assets, most especially housing. If such an optimistic scenario occurs, then corporate earnings and stock prices have a long way to run.

Global Expansion And Productivity Trends Have Fueled Income And Growth

Perhaps the most influential underlying economic trend of the past generation has been the uneven decline in interest rates since 1982. Please see Chart B, showing the yield of the 10-Year U.S. Treasury Bond over 30 years. Over this period, many medium term trends focused on enhancing corporate profitability were also important drivers of growth.

Chart B — 10-Year U.S. Treasury Bond Yield

Source: Bloomberg

The global economy has evolved since World War II through several stages of regionally focused activity which have contributed to lower prices and higher standards of living. The so called ‘Developed Countries’ in Western Europe, North America and Japan rapidly rebuilt or modernized infrastructure while populations expanded during the 1950’s. Gradually, the globalization of production jump-started the industrialization of Latin American and Asian countries beginning in the 1970’s. During the 1980’s, inflationary pressures began to stabilize as wage and goods price pressures were mitigated by an acceleration of the global manufacturing trend. The 1990’s experienced increased need for expanding global capacity of goods producing and extraction industries which helped to lower the cost of commodities. Finally, the productivity enhancements heralded by enhanced computer systems and communications capabilities, including the internet, created opportunities for disintermediation of goods and services from large economic or institutional aggregators to broadly distributed individual investors, producers or users. Today, you or I can buy an inexpensive product from a Japanese design or distribution firm which sources components from manufacturers in Malaysia or Taiwan for assembly and packaging in Mexico and finally, sale in the U.S. This type of business activity has lowered the costs of goods and services for many of us in the developed world and enabled many in the undeveloped or emerging countries to begin to enjoy some of the advances which have enhanced our standard of living. Taken to a different extreme, Wall Street firms, through their global offices, could sell to residents of a town in Norway, partial interests in an aggregation of mortgages underlying homes in Cape Coral, Florida and Stockton, California. So what is next? At Alpine we are investigating how this unfolding new business cycle will fit into the evolution of economic activity, through which our investments, be they regional, sectoral, or company specific, may benefit. In a similar vein, we have to investigate whether the long term economic or socio-political changes brought about by this continued economic evolution, will create future trends for investment.

Where To Next?

We have no doubt that 2008 and 2009 will be remembered for being amongst the most challenging periods for both investors and investment managers over the past several generations. Future comparisons should be favorable, but that is not to say that 2010 will be an easy year. However, we do believe that the U.S. and Global economies will continue to transition in a positive fashion towards a multi-year cycle of relatively directional positive returns mirroring prospective global growth. We would expect economic activity to accelerate as the next decade unfolds. As the business cycle matures, Alpine will continue to look for opportunities to provide our investors with both income and growth. We appreciate your support and interest and look forward to communicating with you in the new year.

Sincerely,

Samuel A. Lieber

President, Alpine Mutual Funds

Mutual fund investing involves risk. Principal loss is possible.

The letter and those that follow represent the opinions of Alpine Funds management and are subject to change, are not guaranteed and should not be considered recommendations to buy or sell any security.

Cash Flow measures the cash generating capability of a company by adding non-cash charges (e.g., depreciation) and interest expense to pretax income.

Please refer to the schedule of portfolio investments for fund holding information. Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. Current and future portfolio holdings are subject to risk.

This notice is provided to you for informational purposes only, and should not be considered tax advice. Please consult your tax advisor for further assistance.

Forward-looking statements are based on information that is available on the date hereof, and neither the fund manager nor any other person affiliated with the fund manager has any duty to update any forward-looking statements. Important factors that could affect actual results to differ from these statements include, among other factors, material, negative changes to the asset class and the actual composition of the portfolio.

The Funds’ actual results could differ materially from those anticipated due to various risks and uncertainties. Alpine Global Dynamic Dividend Fund, Alpine Total Dynamic Dividend Fund, and Alpine Global Premier Properties Fund are closed-end funds and do not continuously offer or redeem shares. The Funds trade in the secondary market and investors wishing to buy or sell shares must place orders through a financial intermediary or broker.

MANAGER COMMENTARY October 31, 2009 (Unaudited)

Dear Investor,

We are pleased to present the 2009 annual report for the Alpine Global Premier Property Fund. For the year ended October 31, 2009, the net asset value per share increased from $5.00 to $7.26, for a gain of 45.2%. The Fund is traded on the New York Stock Exchange under the symbol AWP, where it began the year at $4.45 and closed the period at a price of $5.79 for an increase of 30%. The Fund also paid out dividends over the year of 55.33¢, producing a yield of 11.07% on the prior year end net asset value and 12.43% on the previous year ending share price. In combination, the dividend on a reinvested basis plus the increase in net asset value provided a 66.15% total return on net asset value. These figures compare with the total return for the Standard & Poor’s Global Property Index of 22.11% and with regard to the MSCI US REIT Gross Total Return Index of 0.47% for the twelve months ended October 30, 2009.

In spite of the significant outperformance of the Fund relative to its benchmark indices this year, the shares have traded at a high discount to their NAV. The traded share price at the beginning of the year represented an 11% discount to underlying net asset value per share, while the October 30, 2009 traded share price represented a discount of 20.25% to the underlying net asset value per share, in line with the average discount of 19.69% over the course of fiscal 2009. Since its inception at the end of April 2007 through the end of the prior year in October 2008, the average discount was -5.43%.

In response to the Fund’s shares trading at 20% plus discounts to underlying net asset value, the advisor acquired 582,530 ‘cheap’ shares on behalf of the Fund at an accretive price of $3.18 per share. The advisor has also been a buyer for its proprietary accounts for long term investment purposes.  In both cases, we believe this sends a positive signal to the market place, and provides an attractive investment return for all shareholders.

At the end of 2008, management and the Board of Trustees of the Fund made the decision to reduce the dividend to a level which reflected the significant deterioration in capital available for real estate world wide.  At that time, the then emerging pattern of significant dividend cuts by Real Estate Investment Trusts (REITs) was accelerating faster than cuts at other dividend paying companies around the world. For the Fund, we stated that the benefit from dividends in such an environment would not be as compelling as the appreciation potential in a recovery. Given the Fund’s focus on total return, we have sought a prudent balance between dividends and growth. Accordingly, we reduced the monthly dividend from 12.67¢ per share to 3¢ with the caveat that when the market maelstrom moderates, we would look to adjust the dividend levels if conditions warrant.

The prospects for rental growth and expanding property level net operating income remain difficult for the majority of real estate companies in the U.S., Europe and Japan. Even though capital availability for real estate has improved, business confidence has also improved and corporate planners have more foresight of future demand, it is clear that we are not out of the woods. However, dividend growth in emerging markets and select REITs look positive. We now have improved visibility of 2010 potential dividend levels and believe the Fund can generate a higher level of distributable dividend income through our dividend capture strategies. The manager will continue to monitor market conditions, and currently intends to discuss with AWP’s Board of Trustees the potential for a dividend increase during fiscal 2010, although an increase cannot be guaranteed at this time.

Alpine believes that last year the market indiscriminately sold shares in companies with either significant emerging market presence or exposure to cyclically sensitive areas of the economy. Note that the Lehman Brothers’ bankruptcy occurred in the middle of the Fund’s fiscal fourth quarter, when AWP’s price declined by 53.65%, as emerging markets became coupled to the contagion of chaos in 2008. This year emerging market exposure has grown from 14.6% to 29.2% of the portfolio, with 14.9% in Brazil vs. 6.3% in 2008. We suggest that these were good companies last year and they are good companies this year, but market psychology was shaken to its core. We believe the ‘hundred year flood’ has receded now that restored confidence in our institutions and economic constructs has reestablished a baseline for renewed global growth. A wild card for the portfolio over the year has been currency volatility. In the case of Brazil, the Real lost 24% in fiscal 2008, and regained over 18% this fiscal year as markets stabilized and flight to certainty subsided.

Capital Flows To Growth

By and large, a distinguishing characteristic of this downturn has been the destruction of demand, sometimes irrespective of price. On the other hand, it is clear that China, India and Brazil have benefited from greater economic resilience than most observers feared last year. We believe they will all provide positive Gross Domestic Product (GDP) growth for 2009, and mid- to-high single-digit growth for 2010. U.S., European and Japanese GDP growth could range from 1.5% to 2.5% in our estimation. This could lead to global growth in excess of 4%. Given the natural correlation between GDP growth, job creation and growth in real estate, demand should follow. It is understandable that in 2009 the capital markets have refocused on the divergent growth potential among countries and especially upon their real estate sectors.  Premium growth will be rewarded with premium valuations, especially for premium properties.

Nowhere has the growth been stronger, longer, than in China. While property prices were effectively flat from 2007 through 2008, they have risen over 24% in the past year for residential buildings. While this seems exceptionally exuberant, it equates to about 11.6% annualized over two years, which compares to the four-year average of 13.5% from 2003 through 2007. During that same four-year period from 2003 through 2007, personal disposable income grew by 12.9% while last year incomes grew by almost 14.5% (source: UOB Kay Hian). With low interest rates, affordability has in fact improved. Thus, real estate inflation appears to be running in tandem with income and GDP growth, plus a modicum of inflation. Government stimulus programs have been a factor this year, but the concrete elements of demand are in place, specifically, job growth for a growing middle class, increased mortgage utilization, and a stable current financial climate.

Both Brazil and China are enjoying strong double-digit retail sales growth and strong consumption patterns. In fact, some observers believe that China is gradually switching from an export fueled economy towards a domestic consumption economy, although this may take a long time. Alpine believes that this trend for greater growth will continue unabated for at least several years in Brazil, China, India, Indonesia and several other countries. In contrast, the developed economies of the U.S. and Europe attempt to reduce debt burdens without inducing a deflationary downturn in their own domestic economies. Japan is very much a wild card. There will be opportunities in the more developed markets, but, is usually easier to be sailing with the wind at one’s back.

The Elephant In The Closet: Rent, Debt and Valuation

The big question surrounding the timing of recovery of the U.S. and some European real estate markets regards when and how the debt hangover gets resolved. Arguably, prices appear to have bottomed with regard to certain property valuation measures such as capitalization rates (initial yields upon investment) and price-to-replacement costs ratios, or even projected internal rates of return (IRR). We believe that these criteria have already been incorporated into the prices of real estate stocks in the U.S. as they recovered from the previous year’s overly pessimistic levels. Capitalization rates and IRRs are increasingly reflective of Treasury bond yields now that risk premiums have narrowed. Expectations of prospective vacancy rates, potential rents and operating costs which together produce net operating income (NOI) will remain somewhat speculative for a few quarters until business demand trends solidify. Alpine’s analysis is that the previous property cycle enjoyed broadly positive property level NOI growth of 2% to 4% from 2004 through 2007, and the prior cycle saw NOI growth typically of 4% to 5% from the late 1990’s through 2001. NOI growth is currently negative as vacancies rise and rents fall. The stability of long term valuations will hinge on when vacancy rates bottom and rents begin to see improvement, leading to potential growth in property level net operating income. This in turn would facilitate future dividend growth for a number of REITs.

Developed Markets Debt Reduction vs. Emerging Markets Equity Expansion

Despite volatility around the world, capital markets have resumed their appropriate function in providing capital for business. Since debt capital has been a key component of the financial crisis through which we are passing, it should not be surprising that equity recapitalization has been easier for many companies rather than piling more debt onto the balance sheets. Through November, we count 177 equity recapitalizations in 2009 adding $60 billion to pay down debt (and generate fees for investment bankers). Our research reveals that there were also 30 secondary transactions for existing companies raising $9 billion primarily for new investments or developments. Of note, there were 55 Initial Public Offerings (IPOs) which raised a total of $28 billion during this same period, with proceeds primarily targeted to acquisition, expansion and debt reduction. Not surprisingly, 64% of the IPO proceeds were for Chinese development companies and 16% were for U.S. real estate companies, primarily focused on taking advantage of weak mortgage and property markets for opportunistic acquisition. Over 80% of the proceeds for expansionary secondary offerings were for Brazilian or Chinese companies. Of the equity recapitalization for debt reduction, 68% was focused in the U.S., Australia, and the U.K, which to no one’s surprise were amongst the most heavily leveraged property markets. Singapore, Japan, India and Europe make up the bulk of the balance of refinancing needs, and we would expect those regions will continue to come to the well in order to stabilize balance sheets and prepare for the next phase of the real estate cycle. It is notable that Brazil and China are already in the next phase of the cycle.

Banks Pushing Global Recapitalization

This wave of recapitalization of real estate has in large part been driven by banks desires to reduce their exposure to real estate lending and generate fees. While the U.S. REIT sector has been the largest market recapitalized this year, reflecting both its size and the scale of its debt problems, we have also seen significant recapitalizations since the end of last year in Australia where twenty-six recaps raised over $13 billion, and twenty-two recapitalizations in the U.K raised over $9 billion this year. There have been thirteen recaps in Singapore raising $5 billion and twenty-three in Europe raising $4 billion. There have even been seven offerings in India, where almost $3 billion has been raised for companies that over-expanded in the heat of the last boom. Going forward we could expect to see a growing number of recapitalizations in Japan, where many REITs and developers utilized excessive short-term funding for long-term investments, as well as continued portfolio strengthening in Europe.  While there have been significant secondary offerings in Brazil and China, these have been for new acquisitions and growth as opposed to restructuring balance sheets. We have even seen a number of IPOs, most notably in China, and even in the U.S. we see a number of companies coming to market with a focus on recapitalization opportunities. This Fund has participated in several of those IPOs focused on acquiring distressed commercial real estate loans. We are currently evaluating several new lodging REITs seeking opportunity from the extreme duress that segment has experienced. We believe that investment bankers will continue to facilitate and encourage the expansion of the public market place in this fashion.

Portfolio Composition and Focus

The portfolio has changed from last year in a number of key ways although the scope is about the same with 122 companies, only two fewer as a product of 35 sales and 33 new additions to the portfolio. While this does not reflect a wholesale repositioning of the portfolio, it does reflect the manager adjusting to market conditions by reducing reliance on defensive companies with reduced scope for growth while emphasizing both growth opportunities and greater value propositions. Notably, North America has expanded from 21.8% to 32.7% of the portfolio, even though the Fund no longer has exposure to Mexico. South America increased from 6.4% to 15.1% of the portfolio, while Europe declined from 26.4% to 16.3% of holdings. The Fund’s leading five country exposures again include the U.S. on top, however, we have expanded its importance to 32.7% of the portfolio. We perceive greater value in select companies positioned to take advantage of the potential re-equitization of U.S. real estate, as well as several very large dividend paying stocks. Brazil is the second largest nation at 14.9% vs. 6.3% last year, as we believe the growth dynamic in that country is exceptionally strong. China is another strong growth market and is the third largest holding at 6.7%, up from 1.2% last year. Japan’s position has declined from 8.7% to 6.3%, and is the fifth largest country weighting in the portfolio.  The Japanese portfolio is increasingly focused on JREITs which are extremely depressed and provide attractive dividend yields for the first time in five years. The Fund also increased its Australian exposure to 4.9% versus 1.4% in order to take advantage of leading companies in a depressed market. At this time last year, the portfolio held over 14% in cash, whereas today, we are fully invested. Emphasis has shifted by property type. Residential focus is up to 19.2% from 13.6%. The Fund’s retail mall exposure has declined somewhat to 13.6%, while the office exposure was increased to 13.3%. This reflects the increased positive cyclical orientation and performance of the portfolio.

Top Ten Holdings and Performance Review

As with last year, Annaly Capital Management is the Fund’s largest holding at 6.47%. Annaly’s total return of 40.26% was actually a drag on Fund performance as it contributed 3.7% of the Fund’s 66.15% total return. However, Annaly does have a double-digit dividend yield and its status as the largest and most liquid public investor in government mortgage securities adds stability to the portfolio.  Stockland, a 3.41% position at the fiscal year end, was bought between December, 2008 and May, 2009 at an average cost of $2.19 (U.S.), price levels not seen since May, 1996! The company has a long history as being one of the top diversified real estate investors in Australia, owning downtown office buildings, shopping malls, as well as exposure to residential land development and retirement communities. This company generated a 60.62% total return and generated a 1.85% contribution to the Fund’s total return. The Fund’s third largest holding is Starwood Property Trust, a commercial mortgage REIT that IPO’d in August. Alas its nominally flat return for two months was also a considerable drag on the portfolio’s total return, however, we anticipate the potential for both a high level of income and the company’s ability to benefit from distressed situations going forward. The Fund’s fourth largest position at 2.45% of the portfolio is ProLogis, the world’s largest industrial property owner and developer. The Fund first bought shares in late October, 2008, then over time, through the late April, 2009 recap averaging $5.99 per share. At year end, it was $11.33 per share, far below both its October, 2007 peak of $72.42 and even its March, 1994 IPO price of $11.48. Another mortgage REIT, Chimera Investment Corp., occupies the fifth largest position at 2.26% of the portfolio. Chimera is an affiliate of Annaly, although its focus is primarily on non-agency mortgages which historically have been more volatile. The Fund was able to participate in a recapitalization of Chimera as it began to reposition its portfolio and resume dividend growth. CapitaCommercial Trust, like Annaly, was in the Fund’s top ten holdings last year, this time in sixth position at 2.12%. As with most of the Singaporean REITs, this owner of high quality office assets was compelled to recapitalize its balance sheet reducing debt levels from the mid-40% range to below 30% of value, thus strengthening the REIT as the largest office landlord in its market place. This stock generated a 75.48% total return for the fiscal year. Midland Holdings of Hong Kong performed even better, generating a 130.19%, propelling its position up to 1.9% of the portfolio. As the largest residential real estate broker in Hong Kong, Midland benefited from the rise of new home prices which lifted the larger secondhand home market where this company is most active. Midland has also been expanding into Southern China over the past few years. Japan Logistics Fund is one of three Japanese REITs which increased its dividend this year. We believe it is will positioned to consolidate its sector. MRV of Brazil rose to the ninth spot after generating a total return of 252.73%, or roughly a 2.26% contribution to the Fund’s total return.  MRV is the largest homebuilder focused on the low end of the Brazilian housing market, and thus, is a major beneficiary of the “minha casa, minha vida” subsidized mortgage program which was launched this year in Brazil. Multiplan has developed and owns several of the top shopping malls in Rio and Sao Paulo. Retail sales in shopping malls have been growing faster than on ‘main street’ for several years, at a double-digit pace. This company gained 209.87% for investors this year. The Fund’s tenth largest position, at 1.76%, is in JM, one of Sweden’s largest residential developers which controls over half of the development rights for high-end apartments in Stockholm. The company has recovered rapidly from the credit crunch which effectively froze all construction lending in Sweden for nine months. This stock generated over 190% total return for the year. In aggregate, the top ten holdings reflect the overall portfolio in its diversification and focus. Notable is the emphasis on yield, value and recovery in the developed countries and growth in emerging markets. The continued focus on premier or dominant companies is another highlight of the top ten stocks.

The Fund also benefited from even stronger returns from somewhat smaller holdings such as Hopson Development and Sino Ocean Land in China, Nexity of France, Regus PLC and Segro PLC in the U.K., Cyrela Commercial Properties and Agra in Brazil, Conwert Immoblien Invest from Austria, and even SL Green and Macerich in the U.S. Each contributed meaningfully to the portfolio ranging from two-thirds of one percent to over 3% of the overall portfolio total return.

Looking Ahead

We have been pleasantly surprised by the speed with which capital markets have recovered and real estate valuations stabilized. These are early days in the recovery process and the heavy lifting remains to be accomplished in terms of restructuring and recapitalizing real estate, particularly in the U.S. and Europe. Publicly traded real estate companies are increasingly well positioned to do this.  In prior sections of this report, we have outlined the historical pattern of recovery in valuations, occupancy rates and rent levels. Focusing on the current state of commercial real estate finance, particularly in the U.S., we also noted the important role banks have played and our belief that they will continue to be major drivers of this recapitalization process. It is Alpine’s view that the recapitalization exercise of the past year is merely a first step, to be followed by both mergers and acquisitions expanding the role of public companies in the deleveraging through re-equitizing commercial real estate in the U.S. and Europe over the next three to five years. Meanwhile, the current velocity of growth in the world’s emerging markets should provide significant opportunities in Brazil, China, India, Indonesia and other countries where 6% to 8% plus GDP growth should enable middle-class expansion and underpin demand for real estate.

What’s Next? 2010 and Beyond

Last year, we commented that “we have already shifted from the best of times to the worst of times, perhaps we can hope to find a middle ground in due time.” We believe that we are now in that “middle ground” as the markets have indeed recovered faster than we had expected. Faster primarily in terms of equity capital available, albeit, slower in terms of debt capital formation and distribution. The high spreads on mortgage debt has yet to induce banks to lend on a major scale in part because they are still grappling with their own equity and capital ratio problems. The commercial mortgage backed securities market is still effectively frozen and insurance companies remain cautious. Both private equity and Wall Street have enjoyed limited success in raising new mortgage originations. We believe these constraints should start to improve over the next year or two. Thus, well capitalized public companies have a window of a year or two in which they can increase their market share and negotiate attractive transactional terms from a position of strength. Valuations in the strong growth markets are not compellingly cheap, nor are they historically expensive. As we pass the first year anniversary since the Asian market bottom in November, it is worth noting that inflation remains low and excess global capacity signals that cost pressures may not unduly escalate any time soon. This suggests that an unusual dynamic may benefit the world’s faster growing property markets.  Interest rates could remain low for an extended time during the outset of a prospective multi-year business cycle. This could lead to significant appreciation potential. In other words, it feels like 2003 or 1995; both strong years which proceeded very strong years for property returns around the globe. The exception would be for any real estate markets plagued by excess supply and soft demand.

Given the amount of physical demand for property in many regions and cities, relative to valuations and rents of properties during prior cycles, we do not see notable signs of excess. The increased level of market scrutiny and regulatory caution in the aftermath of the financial crisis may also provide moderating influences over the next few years. Nonetheless, we will remain cautious for any signs of ‘excess exuberance’. Even though the volatility of the past year has subsided, we suspect that markets may remain jittery for some time, as witnessed by the transitory trauma induced by Dubai’s inability to manage their debt burden. Naturally, we will be on the lookout for any opportunities that may be created by short term distress. That is not to suggest that we have adopted a trading mentality. This reflects our general satisfaction with the scope and exposure of the current portfolio structure with 122 companies spread across 19 countries, albeit concentrated to balance both growth and undervalued situations, in an effort to contain excess daily volatility. This was the Fund’s profile before the tsunami uncorked by Lehman Brothers’ and the past few months suggest to us that this model may well produce solid results going forward. The hard-learned lesson of being prepared to deploy defensive countermeasures when the markets are under siege will not be forgotten, but hopefully will not be needed for the foreseeable future. The world appears to be still working through a cathartic period of structural reorganization which hopefully could promote new opportunities for investors and a better life for many. Thank you for your interest and support,

Sincerely,

Samuel A. Lieber

Portfolio Manager

Mutual fund investing involves risk. Principal loss is possible.

The letter represents the opinions of Alpine Funds management and are subject to change, are not guaranteed and should not be considered recommendations to buy or sell any security.

Please refer to the schedule of portfolio investments for fund holding information. Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. Current and future portfolio holdings are subject to risk.

This notice is provided to you for informational purposes only, and should not be considered tax advice. Please consult your tax advisor for further assistance.

PERFORMANCE (1) as of October 31, 2009

	Ending Value	One	Three	Six	One	Since
	as of 10/31/09	Month	Month	Month	Year	Inception (2)(3)(4)
Alpine Global Premier Properties Fund | NAV	$7.26	(3.36)%	16.05%	49.77%	66.15%	(22.49)%
Alpine Global Premier Properties Fund | Market Price	$5.79	(6.90)%	9.24%	53.84%	48.89%	(30.50)%
S&P/Citigroup World Net Total Return US$ Property Index		(1.65)%	12.42%	38.38%	22.11%	(19.90)%
MSCI US REIT Total Return Index		(4.63)%	16.01%	27.09%	.47%	(21.10)%
S&P 500 Index		(1.86)%	5.47%	20.04%	9.80%	(9.78)%

(1)         Performance information calculated after consideration of dividend reinvestment. All returns for periods of less than one year are not annualized.

(2)         Commenced operations on April 26, 2007.

(3)         Annualized

(4)         IPO price of $20 used in calculating performance information.

To the extent that the Fund’s historical performance resulted from gains derived from participation in initial public offerings (“IPOs”) and/or Secondary offerings, there is no guarantee that these results can be replicated in future periods or that the Fund will be able to participate to the same degree in IPO and Secondary offerings in the future.

Performance data quoted represents past performance. Past performance is no guarantee of future results and investment returns and principle value of the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. Call 1(800)617.7616 or visit www.alpinecef.com for current month end performance.

S&P/Citigroup World Net Total Return US$ Property Index is an unmanaged market-weighted total return index available on a monthly basis. The index consists of many companies from developed markets whose floats are larger than $100 million and derive more than half of their revenue from property-related activities.

The MSCI US REIT Index is a free float-adjusted market capitalization weighted index that is comprised of equity REITs that are included in the MSCI US Investable Market 2500 Index, with the exception of specialty equity REITs that do not generate a majority of their revenue and income from real estate rental and leasing operations. The index represents approximately 85% of the US REIT universe.

The Standard & Poor’s 500 Index (S&P 500) is an unmanaged index containing common stocks of 500 industrial, transportation, utility and financial companies, regarded as generally representative of the U.S. stock market. The index return reflects the reinvestment of income dividends and capital gain distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing.

PORTFOLIO DISTRIBUTIONS ❖

❖           As a percentage of net assets

TOP TEN HOLDINGS ❖

Annaly Capital Management, Inc.	6.5%	United States
Stockland Corp., Ltd.	3.5%	Australia
Starwood Property Trust, Inc.	3.3%	United States
ProLogis	2.5%	United States
Chimera Investment Corp.	2.3%	United States
CapitaCommercial Trust	2.2%	Singapore
Midland Holdings, Ltd.	2.0%	Hong Kong
Japan Logistics Fund, Inc.	2.0%	Japan
MRV Engenharia e Participacoes SA	1.9%	Brazil
JM AB	1.8%	Sweden
Top 10 Holdings	28.0%

❖           As a percentage of net assets

Portfolio holdings and distributions are subject to change and are not recommendations to buy and sell any security.

REGIONAL ALLOCATION❖

Top Five Countries❖

United States	32.7%
Brazil	14.9%
Singapore	8.2%
China	7.0%
Japan	6.3%

❖           As a percentage of net assets, excluding any short-term investments

NAV, MARKET PRICE, AND TOTAL RETURN [Year ended 10/31/09]

(1)         Total return is calculated assuming a purchase of a common share at the opening on the first day and a sale at closing on the last day of each period reported. Total return on market price reflects a $20.00 opening IPO price per share for the period ending October 31, 2009. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested.

Past performance is not a guarantee of future results.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE STOCKHOLDERS AND BOARD OF TRUSTEES OF ALPINE GLOBAL PREMIER PROPERTIES FUND:

We have audited the accompanying statement of assets and liabilities, including the schedule of portfolio investments of Alpine Global Premier Properties Fund (the “Fund”), as of October 31, 2009 and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2009, by correspondence with the custodian and brokers; where replies where not received from brokers, we performed other auditing procedures.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Alpine Global Dynamic Dividend as of October 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Milwaukee, WI

December 30, 2009

SCHEDULE OF PORTFOLIO INVESTMENTS October 31, 2009

		Value
Description	Shares	(Note 1)

COMMON STOCKS (96.5%)
Australia (4.9%)
Goodman Group	6,964,466	$3,886,806
Mirvac Group	5,382,365	7,243,153
Stockland Corp., Ltd.	7,840,000	26,605,456
		37,735,415

Austria (0.9%)
Conwert Immobilien Invest SE*	576,025	7,044,440

Brazil (14.9%)
Agra Empreendimentos Imobiliarios SA	2,498,863	6,709,595
BR Malls Participacoes SA*	787,400	8,443,453
Brasil Brokers Participacoes SA	2,059,200	7,130,518
Brookfield Incorporacoes SA	2,227,970	8,448,479
Cia de Concessoes Rodoviarias	483,900	9,515,381
Cyrela Brazil Realty SA	105,000	1,332,170
Cyrela Commercial Properties SA Empreendimentos e Participacoes	1,481,000	8,819,080
Iguatemi Empresa de Shopping Centers SA	502,300	7,427,858
Invest Tur Brasil - Desenvolvimento Imobiliario Turistico SA*	31,000	5,015,327
MRV Engenharia e Participacoes SA	776,000	14,580,835
Multiplan Empreendimentos Imobiliarios SA	905,000	13,701,379
PDG Realty SA Empreendimentos e Participacoes	1,203,400	10,041,996
Rossi Residencial SA	945,387	6,241,400
Tecnisa SA	639,500	3,590,290
TRISUL SA	1,079,000	3,087,057
		114,084,818

Chile (0.2%)
Parque Arauco SA	1,235,504	1,280,065

China (6.7%)
Agile Property Holdings, Ltd.	3,050,467	4,022,577
C C Land Holdings, Ltd.	9,618,900	5,374,034
CapitaRetail China Trust	5,414,000	4,365,039
Evergrande Real Estate Group*	4,062,400	1,834,585
Franshion Properties China, Ltd.	24,774,000	7,064,403
Hopson Development Holdings, Ltd.	6,223,900	11,210,762
KWG Property Holding, Ltd.	3,899,734	2,868,117
New World China Land, Ltd.	4,853,987	1,966,597
Shenzhen Investment, Ltd.	11,629,183	4,681,563
Sino-Ocean Land Holdings, Ltd.	5,671,782	5,656,999
Soho China Ltd.(1)	1,228,500	672,091
Yanlord Land Group, Ltd.	987,500	1,613,481
		51,330,248

France (2.4%)
Club Mediterranee*	64,714	1,316,641
ICADE	40,831	4,306,571
Kaufman & Broad SA*	78,984	1,923,717
Nexity SA	248,719	9,289,765
Pierre & Vacances	19,800	1,634,678
		18,471,372

Germany (1.6%)
DIC Asset AG	497,709	6,094,007
Sirius Real Estate, Ltd.*	5,011,800	2,452,390
Treveria PLC*	11,057,500	3,335,915
		11,882,312

Hong Kong (4.5%)
The Hongkong & Shanghai Hotels, Ltd.	5,968,450	8,578,944
Mandarin Oriental International, Ltd.	1,956,000	2,484,120
Midland Holdings, Ltd.	17,736,350	15,447,390
NWS Holdings, Ltd.	4,271,000	8,244,195
		34,754,649

India (1.2%)
Hirco PLC*	1,299,168	4,200,563
Peninsula Land, Ltd.	100,000	165,762
Unitech Corporate Parks PLC*	3,104,000	1,108,044
Yatra Capital, Ltd.*	666,500	3,923,415
		9,397,784

Italy (1.3%)
Pirelli & C Real Estate SpA*	6,189,075	4,927,506
Pirelli & C SpA*	8,500,000	4,790,952
		9,718,458

Japan (6.3%)
Aeon Mall Co., Ltd.	101,150	2,179,981
Frontier Real Estate Investment Corp.	307	2,332,811
Haseko Corp.*	4,335,600	3,419,737
Japan Airport Terminal Co., Ltd.	200,000	2,850,636
Japan Logistics Fund, Inc.	2,002	15,279,386
Japan Retail Fund Investment Corp.	1,000	4,776,982
Nippon Commercial Investment Corp.	2,000	3,541,632
Nomura Real Estate Holdings, Inc.	246,464	4,033,122
Nomura Real Estate Office Fund, Inc.	150	941,510
NTT Urban Development Corp.	4,772	3,949,497
Park24 Co., Ltd.	200,000	2,257,402
Secured Capital Japan Co., Ltd.*	2,624	2,582,752
		48,145,448

		Value
Description	Shares	(Note 1)

Norway (1.5%)
Norwegian Property ASA*	6,006,031	$11,433,266

Poland (0.2%)
Atrium European Real Estate, Ltd.*	203,883	1,335,196

Russia (0.7%)
PIK Group*(1)	751,845	2,969,788
RGI International, Ltd.*	1,358,561	2,377,482
		5,347,270

Singapore (7.7%)
ARA Asset Management, Ltd.(1)	16,502,000	9,772,509
Ascendas (REIT)	4,920,933	6,530,581
Ascott Residence Trust	6,100,000	4,613,463
Banyan Tree Holdings, Ltd.*	10,655,400	6,196,105
CapitaCommercial Trust	21,694,800	16,562,688
Parkway Life Real Estate Investment Trust	3,503,000	3,074,232
Starhill Global REIT	28,819,703	11,926,387
		58,675,965
Sweden (1.8%)
JM AB*	902,488	13,711,175

Thailand (2.1%)
Central Pattana PCL	5,730,000	3,720,000
Minor International PCL	26,371,800	8,442,132
Preuksa Real Estate PCL	4,940,000	2,305,580
SC Asset PCL	5,031,900	1,716,190
		16,183,902

United Kingdom (4.9%)
Great Portland Estates PLC	1,814,871	7,357,304
Helical Bar PLC	83,244	452,911
Regus PLC	6,254,783	10,471,004
Segro PLC	1,035,556	5,999,627
Shaftesbury PLC	1,665,435	10,291,262
Songbird Estates PLC*	1,445,501	3,072,303
		37,644,411

United States (32.7%)
Alexander’s, Inc.*	38,870	10,297,440
Alexandria Real Estate Equities, Inc.	193,739	10,494,842
AMB Property Corp.	405,000	8,901,900
Annaly Capital Management, Inc.	2,954,000	49,952,140
Anworth Mortgage Asset Corp.	300,000	2,139,000
Apollo Commercial Real Estate Finance, Inc.*	339,500	6,080,445
Boston Properties, Inc.	25,000	1,519,250
Brookfield Properties Corp.	1,176,485	11,953,087
The Buckle, Inc.	20,000	600,200
CB Richard Ellis Group, Inc.*	108,333	1,121,247
CBL & Associates Properties, Inc.	1,404,353	11,459,521
Chimera Investment Corp.	5,068,250	17,688,193
Cogdell Spencer, Inc.	630,833	2,927,065
Colony Financial, Inc.*	324,663	6,314,695
CreXus Investment Corp.*	201,250	2,853,725
Cypress Sharpridge Investments, Inc.(1)	362,190	4,835,237
DiamondRock Hospitality Co.*	499,000	3,797,390
General Growth Properties, Inc.*	951,300	3,881,304
Host Hotels & Resorts, Inc.	500,000	5,055,000
The Macerich Co.	118,358	3,527,068
Mack-Cali Realty Corp.	210,900	6,527,355
MFA Mortgage Investments, Inc.	1,510,500	11,207,910
ProLogis	1,690,000	19,147,700
Ocwen Financial Corp.*	276,059	3,017,325
Orient-Express Hotels, Ltd.*	508,597	4,373,934
Simon Property Group, Inc.	121,911	8,276,538
SL Green Realty Corp.	150,000	5,814,000
Starwood Property Trust, Inc.	1,250,100	25,164,513
Two Harbors Investment Corp.*	200,000	1,938,000
		250,866,024

TOTAL COMMON STOCKS (Identified Cost $805,010,950)		739,042,218

PARTICIPATION NOTES (3.2%)
India (3.2%)
Macquarie Bank, Ltd. - Housing Development and Infrastructure, Ltd.*	1,105,800	7,447,342
Merrill Lynch
Housing Development *	313,700	2,112,707
Housing Development Finance*	49,922	2,825,780
Phoenix Mills, Ltd.*	850,000	2,764,540
Morgan Stanley & Co., Inc. - Unitech, Ltd.*	5,250,000	9,194,325
		24,344,694

TOTAL PARTICIPATION NOTES (Identified Cost $20,933,234)		24,344,694

		Value
Description	Shares	(Note 1)

RIGHTS (0.0%)(2)
China (0.0%)(2)
New World China Land, Ltd., expire 11/11/2009 at 2.55 (Hong Kong Dollar)*	2,426,994	$165,971

TOTAL RIGHTS (Identified Cost $0)		165,971

EQUITY - LINKED STRUCTURED NOTES (1.0%)
Finland (0.2%)
Morgan Stanley & Co., Inc. - Citycon Ouj*	401,113	1,776,795

France (0.8%)
Commerzbank AG - Eurosic*	172,400	6,241,321

TOTAL EQUITY - LINKED STRUCTURED NOTES (Identified Cost $5,971,747)		8,018,116

			Value
Description	7 Day Yield	Shares	(Note 1)

SHORT TERM INVESTMENT (0.0%)(2)
Federated Treasury Obligations Money Market Fund	0.013%	100,657	$100,657

TOTAL SHORT TERM INVESTMENT (Identified Cost $100,657)			100,657

TOTAL INVESTMENTS (100.7%) (Identified Cost $832,016,588)			771,671,656

TOTAL LIABILITIES LESS OTHER ASSETS (-0.7%)			(5,475,315)

NET ASSETS (100.0%)			$766,196,341

*	Non-income producing security.
(1)

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities have been determined to be liquid in accordance with procedures adopted by the Fund’s Board of Trustees. As of October 31, 2009, securities restricted under Rule 144A had a total value of $18,249,625 which comprised 2.38% of the Fund’s net assets.

(2)	Less than 0.05% of Total Net Assets.

Common Abbreviations

AB - Aktiebolag is the Swedish equivalent of the term corporation.

AG - Aktiengesellschaft is a German term that refers to a corporation that is limited by shares, i.e., owned by shareholders.

ASA - Allmennaksjeselskap is the Norwegian term for a public limited company.

Co. - Company

Corp. - Corporation

Inc. - Incorporated

Ltd. - Limited

PCL - Public Company Limited

PLC - Public Limited Company

SA - Generally designates corporations in various countries, mostly those employing the civil law.

SE - SE Regulation. A European Company which can operate on a Europe-wide basis and be governed by Community law directly applicable in all Member States.

SpA - Societa’ Per Azioni is an Italian shared company.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES October 31, 2009

ASSETS

Investments, at value*	$771,671,656
Cash	32,140
Receivable from investment securities sold	16,202,608
Dividends receivable	3,089,199
Interest receivable	8
Prepaid and other assets	18,248
Total Assets	791,013,859

LIABILITIES

Payable to custodian	31,186
Loan payable	18,610,200
Interest on loan payable	17,021
Payable for investment securities purchased	5,129,452
Accrued expenses and other liabilities:
Investment advisory fees	695,512
Administrative fees	90,417
Trustee fees	16,000
Officer fees	16,689
Other	211,041
Total Liabilities	24,817,518
Net Assets	$766,196,341

NET ASSETS REPRESENTED BY

Paid-in-capital	$1,986,048,248
Undistributed net investment income	630,641
Accumulated net realized loss on investments, swap contracts and foreign currency	(1,160,704,424)
Net unrealized depreciation on investments and foreign currency translations	(59,778,124)
Net Assets	$766,196,341
Net asset value
Net assets	$766,196,341
Shares of beneficial interest issued and outstanding	105,506,077
Net asset value per share	$7.26

* Total Cost of Investments	$831,496,768

See Notes to Financial Statements.

STATEMENT OF OPERATIONS For the Year Ended October 31, 2009

INCOME

Dividends*	$61,256,508
Interest	14,628
Total Income	61,271,136

EXPENSES

Interest on loan	105,016
Investment advisory fee	5,826,351
Administrative fee	757,428
Audit and tax fees	39,538
Custodian fees	359,215
Officer fees	50,856
Insurance fees	15,085
Legal fees	51,719
Printing fees	261,947
Trustee fees	56,000
NYSE fees	96,185
Miscellaneous fees	35,587
Total Expenses	7,654,927
Net Investment Income	53,616,209

NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS, SWAP CONTRACTS AND FOREIGN CURRENCY

Net realized loss on investments:
Securities transactions	(401,582,587)
Swap contracts	(133,674)
Foreign currency transactions	(2,961,761)
Net realized loss on investments	(404,678,022)
Change in net unrealized appreciation of investments and foreign currency translations:
Investments	556,834,096
Foreign currency translations	89,940,964
Net unrealized appreciation of investments and foreign currency translations	646,775,060
Net realized/unrealized gain on investments, swap contracts and foreign currency	242,097,038
Net Increase in Net Assets Resulting from Operations	$295,713,247

*Net of foreign taxes withheld	$1,558,219

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

	For the Year Ended	For the Year Ended
	October 31, 2009	October 31, 2008
OPERATIONS

Net investment income	$53,616,209	$149,313,138
Net realized gain/(loss) on investments:
Securities transactions	(401,582,587)	(661,487,755)
Swap contracts	(133,674)	(5,970,774)
Foreign currency transactions	(2,961,761)	(14,310,099)
Net change in unrealized appreciation/(depreciation) of investments, swap contracts and foreign currency translations:
Investments	556,834,096	(564,141,565)
Swap contracts	—	22,430
Foreign currency translations	89,940,964	(125,467,021)
Net increase/(decrease) in net assets resulting from operations	295,713,247	(1,222,041,646)

DISTRIBUTIONS TO COMMON SHAREHOLDERS

From net investment income	(58,530,710)	(134,678,983)
From tax return of capital	—	(26,406,978)
Net decrease in net assets resulting from distributions to shareholders	(58,530,710)	(161,085,961)

CAPITAL SHARE TRANSACTIONS:

Common stock issued to shareholders from reinvestment of dividends	—	7,181,723
Repurchase of shares	(1,853,811)	(1,248,334)
Net increase/(decrease) in net assets derived from capital share transactions	(1,853,811)	5,933,389
Net Increase/(Decrease) in Net Assets	235,328,726	(1,377,194,218)
Net Assets
Beginning of period	530,867,615	1,908,061,833
End of period*	$766,196,341	$530,867,615

*Including underdistributed/overdistributed net investment income of:	$630,641	$(850,102)

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS (For a share outstanding throughout the year)

	For the Year Ended	For the Year Ended	For the Period Ended
	October 31, 2009	October 31, 2008	October 31, 2007(1)
PER COMMON SHARE OPERATING PERFORMANCE

Net asset value per share, beginning of period	$5.00	$18.04	$19.10
Income/(loss) from investment operations:
Net investment income	0.53	1.41	0.55
Net realized and unrealized gain/(loss) on investments, swap contracts and foreign currency	2.28	(12.93)	(0.95)
Total from investment operations	2.81	(11.52)	(0.40)

LESS DISTRIBUTIONS TO COMMON SHAREHOLDERS

From net investment income	(0.55)	(1.27)	(0.56)
From tax return of capital	—	(0.25)	(0.07)
Total distributions	(0.55)	(1.52)	(0.63)

CAPITAL SHARE TRANSACTIONS

Common share offering costs charged to paid-in-capital	—	—	(0.03)
Total capital share transactions	—	—	(0.03)
Net asset value per share, end of period	$7.26	$5.00	$18.04
Per share market value, end of period	$5.79	$4.45	$15.71

Total return based on:
Net Asset Value(2)	66.15%	(67.74)%	(1.69)%
Market Value(2)	48.89%	(67.03)%	(18.41)%

RATIOS/SUPPLEMENTAL DATA

Net Assets attributable to common shares, at end of period (000)	$766,196	$530,868	$1,908,062
Ratio of total expenses to average net assets	1.34%	1.44%	1.21	%(3)
Ratio of total expenses excluding interest expense to average net assets	1.33%	1.29%	—
Ratio of net investment income to average net assets	9.88%	11.41%	6.31	%(3)
Portfolio turnover rate	153%	263%	89	%(4)

(1)   For the period from April 26, 2007 (inception of the fund) to October 31, 2007.

(2)   Total investment return is calculating assuming a purchase of a common share at the opening on the first day and a sale at closing on the last day of each period reported. Total investment return on net asset value reflects a $20.00 opening IPO price and sales load of $.90 per share for the period ending October 31, 2007. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment returns do not reflect brokerage commissions. Total investment returns for less than a full year are not annualized. Past performance is not a guarantee of future results.

(3)   Annualized.

(4)   Not Annualized.

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS October 31, 2009

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Alpine Global Premier Properties Fund (the “Fund”) is a diversified, closed-end management investment company. The Fund’s primary investment objective is capital appreciation. The Fund’s secondary investment objective is high current income.

The Fund had no operations prior to April 26, 2007 other than matters relating to its organization and the sale and issuance of 213,089.005 shares of beneficial interest in the Fund to a group consisting of Alpine Woods Capital Investors, LLC (“Alpine Woods”), certain of its officers and parties either related to or affiliated with those officers and 6,235.602 shares of beneficial interest in the Fund to the Independent Trustees at the initial subscription price of $19.10 per share. Alpine Woods serves as the Fund’s investment adviser. The Fund’s Common Shares are listed on the New York Stock Exchange (“NYSE”) under the symbol “AWP”.

The following summarizes the significant accounting policies of the Fund.

Security Valuation: The net asset value (“NAV”) of shares of the Fund is calculated by dividing the value of the Fund’s net assets by the number of outstanding shares. NAV is determined each day the New York Stock Exchange (the “NYSE”) is open as of the close of regular trading (normally, 4:00 p.m., Eastern time). In computing NAV, portfolio securities of the Fund are valued at their current market values determined on the basis of market quotations. In computing the Fund’s net asset value, portfolio securities that are traded on a securities exchange in the United States, except for option securities, are valued at the last reported sale price as of the time of valuation, or lacking any current reported sale at the time of valuation, at the mean between the most recent bid and asked quotations. Each option security - traded on a securities exchange in the United States is valued at the last current reported sale price as of the time of valuation if the last current reported sale price falls within the consolidated bid/ask quote for the option security. If the last current reported sale price as of the time of valuation does not fall within the consolidated bid/ask quote for the option security, the security is valued at the mid-point of the consolidated bid/ask quote for the option security. Each security traded in the over-the- counter market and quoted on the NASDAQ National Market System, is valued at the NASDAQ Official Closing Price (“NOCP”), as determined by NASDAQ, or lacking an NOCP, the last current reported sale price as of the time of valuation by NASDAQ, or lacking any current reported sale on NASDAQ at the time of valuation, at the mean between the most recent bid and asked quotations.

Each over-the- counter option that is not traded through the Options Clearing Corporation is valued by the counterparty, or if the counterparty’s price is not readily available then by using the Black-Scholes method. Each other security traded over-the-counter is valued at the mean between the most recent bid and asked quotations. Short-term securities with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

When market quotations are not readily available or when the valuation methods mentioned above are not reflective of a fair value of the security, the security is valued at a fair value following procedures and/or guidelines approved by the Board of Trustees, which may include utilizing a systematic fair valuation model provided by an independent pricing system. The Fund may also use fair value pricing, if the value of a security it holds is, pursuant to Board of Trustees guidelines, materially affected by events occurring before the Fund’s pricing time but after the close of the primary market or exchange on which the security is traded. These procedures may utilize valuations furnished by pricing services approved by the Board of Trustees, which may be based on market transactions for comparable securities and various relationships between securities that are generally recognized by institutional traders, a computerized matrix system, or appraisals derived from information concerning the securities or similar securities received from recognized dealers in those securities. When fair value pricing is employed, the value of the portfolio security used to calculate the Fund’s net asset value may differ from quoted or official closing prices.

Securities that are principally traded in a foreign market are valued at the last current sale price at the time of valuation or lacking any current or reported sale, at the time of valuation, at the mean between the most recent bid and asked quotations as of the close of the appropriate exchange or other designated time. Trading in securities on European and Far Eastern securities exchanges and over- the-counter markets is normally completed at various times before the close of business on each day on which the NYSE is open. Trading of these securities may not take place on every NYSE business day. In addition, trading may take place in various foreign markets on Saturdays or on other days when the NYSE is not open and on which the Fund’s net asset value is not calculated. As stated above, if the market prices are not readily available or are not reflective of the fair value of the security, as of the close of the regular trading on the NYSE (normally, 4:00pm Eastern time), the security will be priced at a fair value following procedures approved by the Board of Trustees. In light of the judgment involved in fair value decisions, there can be no assurance that a fair value assigned to a particular security is accurate.

NOTES TO FINANCIAL STATEMENTS October 31, 2009

The Fair Value Measurements: In accordance with GAAP, the Fund uses a three-tier hierarchy to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 — Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default ratesand similar data.

Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in level 3. The Fund did not hold any level 3 securities as of October 31, 2009.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Various inputs are used in determining the value of the Fund’s investments as of the reporting period end. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under applicable financial accounting standards.

The following is a summary of the inputs used as of October 31, 2009 in valuing the Fund’s investments carried at value:

Investment
in Securities	Valuation Inputs
at value*	Level 1	Level 2	Level 3	Total
Common Stocks	$735,118,802	$3,923,415	$—	$739,042,217
Participation Notes	—	24,344,695	—	24,344,695
Rights	165,971	—	—	165,971
Equity-Linked Structured Notes	—	8,018,116	—	8,018,116
Short Term Investments	100,657	—	—	100,657
Total	$735,385,430	$36,286,226	$—	$771,671,656

* For detailed country descriptions, see the accompanying Statement of Investments.

Foreign Securities: The Fund may invest a portion of its assets in foreign securities. In the event that the Fund executes a foreign security transaction, the Fund will generally enter into a forward foreign currency contract to settle the foreign security transaction. Foreign securities may carry more risk than U.S. securities, such as political, market and currency risks.

The accounting records of the Fund are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange at period end. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.

The effect of changes in foreign currency exchange rates on investments is included with the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund’s Statement of Operations.

NOTES TO FINANCIAL STATEMENTS October 31, 2009

Distributions to Shareholders: The Fund intends to make a level dividend distribution each month to its shareholders of the net investment income of the Fund after payment of Fund operating expenses. The level dividend rate may be modified by the Board of Trustees from time to time. If, for any monthly distribution, investment company taxable income, if any (which term includes net short-term capital gain) and net tax-exempt income, if any, is less than the amount of the distribution, the difference will generally be a tax-free return of capital distributed from the Fund’s assets. The Fund’s final distribution for each calendar year will include any remaining investment company taxable income and net tax-exempt income undistributed during the year, as well as all net capital gains, if any, realized during the year. If the total distributions made in any fiscal year exceed investment company taxable income, net tax-exempt income and net capital gain, such excess distributed amount would be treated as ordinary dividend income to the extent of the Fund’s current and accumulated earnings and profits. Distributions in excess of the earnings and profits would first be a tax-free return of capital to the extent of the adjusted tax basis in the shares. After such adjusted tax basis is reduced to zero, the distribution would constitute capital gain (assuming the shares are held as capital assets). Distributions to shareholders are recorded by the Fund on the ex-dividend date.

Income Taxes: The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund accounts for uncertainty related to income taxes in accordance with U.S. GAAP. The Fund recognizes tax benefits only if it is more likely than not that a tax position (including the Fund’s assertion that its income is exempt from tax) will be sustained upon examination. The Fund had no material uncertain tax positions and has not recorded a liability for material unrecognized tax benefits as of October 31, 2009. Since its inception, the Fund had not recorded any amounts for interest or penalties related to uncertain tax benefits. The statute of limitations on the Fund’s Federal and New York State tax return filings remains open for the years ended December 31, 2007 and October 31, 2008, respectivly. In December 2008, Management adopted an October 31 tax year to coincide with the financial reporting year. Accordingly, the statute of limitations on the Fund’s Federal and New York State tax return filings remains open for year ended October 31, 2009.

Securities Transactions and Investment Income: Investment security transactions are accounted for as of trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis, which includes amortization of premium and accretion of discounts. Realized gains and losses from securities transactions and unrealized appreciation and depreciation of securities are determined using the highest cost basis for both financial reporting and income tax purposes.

Use of Estimates: The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America. This requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from these estimates.

New Accounting Pronouncements: In June 2009, the Financial Accounting Standards Board (FASB) issued FASB ASC 105 (formerly FASB Statement 168), Generally Accepted Accounting Principles, establishing the FASB Accounting Standards CodificationTM (ASC) as the source of authoritative generally accepted accounting principles (GAAP) to be applied by nongovernmental entities. FASB ASC 105 is effective for annual and interim periods ending after September 15, 2009, and the Company has updated its references to GAAP in this report in accordance with the provisions of this pronouncement. The implementation of FASB ASC 105 did not have a material effect on its financial position or results of operation.

In April 2009, the FASB issued FASB ASC 820-10-65 (formerly FASB Staff Position No. FAS 157-4), Determining Fair Value When theVolume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly. This standard applies to all assets and liabilities within the scope of accounting pronouncements that require or permit fair value measurements, with certain defined exceptions, and provides additional guidance for estimating fair value when the volume and level of activity for the asset or liability have significantly decreased. ASC 820-10-65 is effective for interim reporting periods ending after June 15, 2009. The implementation of ASC 820-10-65 did not have a material effect on the Company’s financial position or results of operation.

2.   INCOME TAXES

Classification of Distributions: Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes.

NOTES TO FINANCIAL STATEMENTS October 31, 2009

The tax character of the distributions paid by the Fund during the year ended October 31, 2009 was as follows:

Distributions paid from:

Ordinary Income	$58,530,710
Total	$58,530,710

Tax components of distributable earnings are determined in accordance with income tax regulations which may differ from the composition of net assets reported under accounting principles generally accepted in the United States. Accordingly, for the period ended October 31, 2009, the effects of certain differences were reclassified. The Fund increased accumulated net investment income by $6,395,244, decreased accumulated net realized gain by $6,436,226, and increased paid in capital by $40,982. These differences were primarily due to the differing tax treatment of foreign currency, and certain other investments. Net assets of the portfolio were unaffected by the reclassifications and the calculation of net investment income per share in the Financial Highlights excludes these adjustments.

At October 31, 2009, the Fund had available for tax purposes unused capital loss carryovers of $78,724,245, expiring October 31, 2015, and unused capital loss carryovers of $661,143,094 expiring October 31, 2016, and unused capital loss carryovers of $369,606,301, expiring October 31, 2017.

As of October 31, 2009, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	$27,090,388
Accumulated Capital Loss	(1,109,473,640)
Unrealized Depreciation	(137,472,338)
Other Cumulative Effect of Temporary Differences	3,683
Total	$(1,219,851,907)

As of October 31, 2009, net unrealized appreciation/(depreciation) of investments based on federal tax costs was as follows:

Gross appreciation on investments (excess of value over tax cost)	$82,269,796
Gross depreciation on investments (excess of tax cost over value)	(219,789,123)
Net appreciation of foreign currency	46,988
Net unrealized depreciation	(137,472,339)
Total cost for federal income tax purposes	$909,190,982

The differences between book and tax net unrealized appreciation and cost were primarily due to deferral of losses from wash sales and to the different tax treatment of certain other investments.

3.   CAPITAL TRANSACTIONS

	For the	For the
	Year Ended	Year Ended
	October 31, 2009	October 31, 2008
Common shares outstanding - beginning of year	106,088,607	105,789,582
Common shares issued as reinvestments of dividends	—	578,301
Shares repurchased*	(582,530)	(279,276)
Common shares outstanding - end of year	105,506,077	106,088,607

* On September 18, 2008, the Fund commenced share repurchases for purposes of enhancing shareholder value and reducing the discount at which the Fund’s shares trade from their net asset value. For the years ended October 31, 2008 and 2009, the Fund repurchased 582,530 and 279,276, of its shares at an average discount of 25.66% and 25.00% from net asset value per share, respectively. The Fund expects to repurchase its outstanding shares at such time and in such amounts as it believes such activity will further the accomplishment of the foregoing objectives, subject to review of the Board of Trustees.

4.   PORTFOLIO SECURITIES

Purchases and sales of investment securities, other than short-term securities, for the year ended October 31, 2009 aggregated $946,728,588 and $871,225,067, respectively. The Fund did not have purchases and sales of U.S. Government obligations for the year ended October 31, 2009.

5.   INVESTMENT ADVISORY AND ADMINISTRATION AGREEMENTS

Alpine Woods serves as the Fund’s investment adviser pursuant to an Investment Advisory Agreement with the Fund. As compensation for its services to the Fund, Alpine Woods receives an annual investment advisory fee of 1.00% based on the Fund’s average daily managed assets, computed daily and payable monthly.

ALPS Fund Services, Inc. (“ALPS”) serves as the Fund’s administrator pursuant to an Administration, Bookkeeping and Pricing Services Agreement with the Fund. As compensation for its services to the Fund, ALPS receives an annual administration fee of 0.13% based on the Fund’s average daily managed assets, computed daily and payable monthly.

NOTES TO FINANCIAL STATEMENTS October 31, 2009

6.   LINE OF CREDIT

On July 9, 2009, an Agreement among Alpine Global Dynamic Dividend Fund, Alpine Total Dynamic Dividend Fund, Alpine Global Premier Properties Fund (together, the “Funds”, each a “Fund”) and The Bank of New York (“BONY”) was executed which allows for each Fund to borrow against a secured line of credit from BONY an aggregate amount of up to $350,000,000 for all Funds. As of October 31, 2009 there was an unused balance of $243,694,800 available to all three Funds. During the year ended October 31, 2009, the average borrowing by the Fund was $13,457,492 with an average rate on borrowings of 0.84%.

7.   DERIVATIVE INSTRUMENTS

Total Return Swaps: The Fund may invest in total return swap agreements to manage or gain exposure to various securities or markets in pursuit of it investment objectives.

A total return swap is an agreement between the Fund and a counter-party to exchange a market linked return for a floating rate payment, both based on a notional principal amount. Because the principal amount is not exchanged, it represents neither an asset nor a liability to either counterparty, and is referred to as notional. Total return swaps are marked to market daily based upon quotations from the market makers and the change in value, if any, is recorded as an unrealized gain or loss in the Statement of Operations. The unrealized gain (loss) related to the daily change in the valuation of the notional amount of the swap, as well as the amount due to (owed by) the Fund at termination or settlement, is combined and separately disclosed as an asset (liability). The Fund also records any periodic payments received from (paid to) the counter-party, including at termination, under such contracts as realized gain (loss).

In connection with these agreements, securities or cash may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Entering into these agreements involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between the Fund and the counterparty and by the posting of collateral to the Fund to cover the Fund’s exposure to the counterparty. The Fund did not hold any total return swaps as of October 31, 2009.

During the year ended October 31, 2009, the Fund entered into one total return swap agreement and recorded a net realized loss of $133,674 on the Statement of Operations related to investments in total return swaps.

8.   EQUITY-LINKED STRUCTURED NOTES

The Fund may invest in equity-linked structured notes. Equity-linked structured notes are derivative securities which are specially designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, an equity index, and/or option positions. Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or non-registered form. An investment in equity-linked structured notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked structured notes may be more volatile and less liquid than less complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities. The Fund invested in equity-linked structured notes throughout the year and held equity-linked structured notes on October 31, 2009.

9.   OTHER

Compensation of Trustees: The Independent Trustees of the Fund receive $4,000 for each meeting attended.

10.   SUBSEQUENT EVENTS

In preparing these financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure resulting from subsequent events through December 30, 2009.

Distributions: The Fund paid a distribution of $3,165,180 or $0.03 per common share on November 30, 2009 to common shareholders of record on November 23, 2009.

ADDITIONAL INFORMATION October 31, 2009 (Unaudited)

DIVIDEND REINVESTMENT PLAN

Unless the registered owner of common shares elects to receive cash by contacting The Bank of New York (the “Plan Administrator”), all dividends or other distributions (together, “Dividends” and each, a “Dividend”) declared on common shares will be automatically reinvested by the Plan Administrator for shareholders in the Fund’s Dividend Reinvestment Plan (the “Plan”), in additional common shares of the Fund. Shareholders that are not permitted to participate through their broker or nominee or who elect not to participate in the Plan will receive all Dividends in cash paid by check mailed directly to the shareholder of record (or, if the common shares are held in street or other nominee name, then to such nominee) by the Plan Administrator, as dividend disbursing agent. You may elect not to participate in the Plan and to receive all Dividends in cash by contacting the Plan Administrator, as dividend disbursing agent, at the address set forth below. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared Dividend. If you hold your shares through a broker, and you wish for all Dividends declared on your common shares to be automatically reinvested pursuant to the Plan, please contact your broker.

The Plan Administrator will open an account for each shareholder under the Plan in the same name in which such shareholder’s common shares are registered. Whenever the Fund declares a Dividend payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in common shares. The common shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund (“Newly Issued common shares”) or (ii) by purchase of outstanding common shares on the open market (“Open- Market Purchases”) on the NYSE or elsewhere. If, on the payment date for any Dividend, the closing market price plus estimated brokerage commissions per share is equal to or greater than the NAV per share, the Plan Administrator will invest the Dividend amount in Newly Issued common shares on behalf of the participants. The number of Newly Issued common shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the NAV per share on the payment date; provided that, if the NAV is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per share on the payment date. If, on the payment date for any Dividend, the NAV per share is greater than the closing market value plus estimated brokerage commissions, the Plan Administrator will invest the Dividend amount in common shares acquired on behalf of the participants in Open-Market Purchases.

In the event of a market discount on the payment date for any Dividend, the Plan Administrator will have until the last business day before the next date on which the common shares trade on an “ex-dividend” basis or 30 days after the payment date for such Dividend, whichever is sooner (the “Last Purchase Date”), to invest the Dividend amount in common shares acquired in Open-Market Purchases. If, before the Plan Administrator has completed its Open- Market Purchases, the market price per share exceeds the NAV per share, the average per share purchase price paid by the Plan Administrator may exceed the NAV of the common shares, resulting in the acquisition of fewer common shares than if the Dividend had been paid in Newly Issued common shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued common shares at the NAV per share at the close of business on the Last Purchase Date provided that, if the NAV is less than or equal to 95% of the then current market price per share, the dollar amount of the Dividend will be divided by 95% of the market price on the payment date for purposes of determining the number of shares issuable under the Plan.

The Plan Administrator maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instructions of the participants.

In the case of the Fund’s shareholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the Plan Administrator will administer the Plan on the basis of the number of common shares certified from time to time by the record shareholder’s name and held for the account of beneficial owners who participate in the Plan.

There will be no brokerage charges with respect to common shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any U.S. federal, state or local income tax that may be payable (or required to be withheld) on such Dividends. See “U.S. Federal Income Tax Matters.” Participants that request a sale of common shares through the Plan Administrator are subject to brokerage commissions.

Shareholders participating in the Plan may receive benefits not available to shareholders not participating in the Plan. If the market price plus commissions of the Fund’s shares is higher than the NAV, participants in the Plan will receive shares of the Fund for less than they could otherwise purchase them and will have shares with a cash value greater than the value of any cash distribution they would have received on their shares. If the market price plus commissions is below the net asset value, participants receive distributions of shares with a NAV greater than the value of any cash distribution they would have received on their shares. However, there may be insufficient shares available in the market to make distributions in shares at prices below the NAV. Also, because the Fund does not redeem its shares, the price on resale may be more or less than the NAV.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence or questions concerning the Plan should be directed to the Plan Administrator, The Bank of NewYork, at One Wall Street, New York, New York 10286 or by calling toll-free 1(800)432.8224.

FUND PROXY VOTING POLICIES & PROCEDURES

Policies and procedures used in determining how to vote proxies relating to portfolio securities are available without a charge, upon request, by contacting the Fund at 1(800)910.1434 and on the Securities and Exchange Commission’s (“Commission”) web site at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q within 60 days after the end of the period. Copies of the Fund’s Forms N-Q are available without a charge, upon request, by contacting the Fund at 1(800)617.7616 and on the Commission’s web site at http://www.sec.gov. You may also review and copy Form N-Q at the Commission’s Public Reference Room in Washington, D.C. For more information about the operation of the Public Reference Room, please call the Commission at 1(800)SEC.0330.

DESIGNATION REQUIREMENTS

Of the distributions paid by the Fund from ordinary income for the year ended October 31, 2009, the following percentages met the requirements to be treated as qualifying for the corporate dividends received deduction and qualified dividend income, respectively

Dividends Received Deduction	13.21%
Qualified Dividend Income	26.60%

SHAREHOLDER MEETING

On March 12, 2009, the Fund held its Annual Meeting of Shareholders (the “Meeting”) for the purpose of voting on a proposal to re-elect one trustee of the Fund. The results of the proposal are as follows:

Proposal: To elect Mr. Laurence B. Ashkin and Samuel A. Lieber as a Trustees as Trustees to the Board of Trustees until his successor has been duly elected and qualified.

	Laurence B. Ashkin	Samuel A. Lieber
For	89.59%	89.78%
Withheld	1.57%	1.38%

NOTICE

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time its common shares in the open market.

ANNUAL CERTIFICATIONS

As required, on April 13, 2009, the Fund submitted to the NYSE the annual certification of the Fund’s Chief Executive Officer certifying that, as of such date, he was not aware of any violation of the NYSE’s Corporate Governance listing standards. The Fund also has included the certifications of the Fund’s Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act of 2002 as exhibits to reports filed with the Commission on a quarterly basis on Form N-CSR and Form N-Q.

INDEPENDENT TRUSTEES*

			# of
			Portfolios
	Position(s) Held	Principal Occupation During	in Alpine Fund	Other Directorships
Name and Age	with the Fund	Past Five Years	Complex**	Held by Trustee

Laurence B. Ashkin (81)	Independent Trustee	Real estate developer and construction consultant since 1980; Founder and President of Centrum Properties, Inc. since 1980.	16	Trustee, Alpine Family of Funds.* Director, Chicago Public Radio, Board Chair, The Perspectives Charter Schools.

H. Guy Leibler (55)	Independent Trustee	Private investor since 2007, Vice Chair and Chief Operating Officer of L&L Aquisitions LLC (2004-2007); President, Skidmore, Owings & Merrill LLP (2001-2004).	16	Chairman Emeritus, White Plains Hospital Center; Trustee, Alpine Family of Funds.

Jeffrey E. Wacksman (49)	Independent Trustee	Partner, Loeb, Block & Partners LLP since 1994.	16	Director, International Succession Planning Association; Trustee, Larchmont Manor Park Society; Director, Bondi Icebergs Inc.; Director, MH Properties, Inc.; Trustee, Alpine Family of Funds.

James A. Jacobson (64)	Nominee and Independent Trustee	Vice Chairman and Managing Director, Spear Leeds & Kellogg Specialists, LLC (01/2003-11/2008); Retired (11/2008-Present)	16	Trustee, each of the Alpine Trusts*

*                 The Independent Trustees identified above are the members of the Board of Trustees for each of the Alpine Series Trust, Alpine Equity Trust and Alpine Income Trust, Alpine Global Dynamic Dividend Fund, and Alpine Total Dynaminc Dividend Fund (collectively, the “Alpine Family of Funds”).

**          Alpine Woods Capital Investors, LLC manages sixteen other fund portfolios within the three Alpine Trusts. Each of the Alpine Trusts is registered as an open-end management investment company. The Trustees oversee each of the sixteen portfolios within the Alpine Trusts.

INTERESTED TRUSTEE

			# of
			Portfolios
	Position(s) Held	Principal Occupation During	in Alpine Fund	Other Directorships
Name and Age	with the Fund	Past Five Years	Complex**	Held by Trustee

Samuel A. Lieber* (53)	Interested Trustee and President	Chief Executive Officer of Alpine Woods Capital Investors, LLC since November 1997. President of Alpine Trusts since 1998.	16	Trustee, Alpine Family of Funds.

*                 Samuel A. Lieber has been a Trustee of the Fund since its inception. He is the son of Stephen A. Lieber.

**          Alpine Woods Capital Investors, LLC manages sixteen other fund portfolios within the three Alpine Trusts. Each of the Alpine Trusts is registered as an open-end management investment company. The Trustees oversee each of the sixteen portfolios within the Alpine Trusts.

In addition to Mr. Samuel A. Lieber, the table below identifies the Fund’s executive officers.

# of
Portfolios
	Position(s) Held	Principal Occupation During	in Alpine Fund	Other Directorships
Name and Age	with the Fund	Past Five Years	Complex**	Held by Trustee

Stephen A. Lieber (84)*	Executive Vice President	Chief Investment Officer, Alpine Woods Capital Investors, LLC since 2003; Chairman and Senior Portfolio Manager, Saxon Woods Advisors, LLC since 1999.	N/A	None

John M. Megyesi (48)	Chief Compliance Officer

Chief Compliance Officer, Alpine Woods Capital Investors, LLC since January 2009; Vice President and Manager, Trade Surveillance, Credit Suisse Asset Management, LLC (2006-2009); Manager, Trading and Surveillance, Allianz Global Investors (2004-2006).

			N/A	None

Meimei Li (45)	Treasurer	Controller, Alpine Woods Capital Investors, LLC since February 2007; Senior Accountant, Pinnacle Group (2005-2007); Senior Auditor, Eisner & Lubin LLP (2001-2005).	N/A	None

Andrew Pappert (29)	Secretary	Director of Fund Operations, Alpine Woods Capital Investors, LLC since September 2008; Assistant Vice President, Mutual Fund Operations, Credit Suisse Asset Management, LLC (2003-2008).	N/A	None

*                 Stephen A. Lieber is the father of Samuel A. Lieber.

**          Alpine Woods Capital Investors, LLC manages sixteen other fund portfolios within the three Alpine Trusts. Each of the Alpine Trusts is registered as an open-end management investment company. The Trustees oversee each of the sixteen portfolios within the Alpine Trusts.

INVESTOR	1(800) 617.7616 | www.alpinecef.com
INFORMATION

INVESTMENT ADVISER

Alpine Woods Capital Investors, LLC

2500 Westchester Ave., Suite 215

Purchase, NY 10577

ADMINISTRATOR

ALPS Fund Services, Inc.

1290 Broadway, Suite 1100

Denver, CO 80203

TRANSFER AGENT & CUSTODIAN

The Bank of New York Mellon

One Wall Street

New York, NY 10286

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP

555 East Wells Street

Milwaukee, WI 53202

FUND COUNSEL

Blank Rome LLP

The Chrysler Building

405 Lexington Avenue

New York, NY 10174

INVESTOR INFORMATION

1(800) 617.7616

www.alpinecef.com

Item 2.    Code of Ethics.

(a)   The Registrant, as of the end of the period covered by the report, has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)   Not applicable.

(c) There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics described in Item 2(a) above.

(d) The Registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party, that relates to any element of the code of ethics described in 2(a) above.

(e)  Not applicable.

(f) The Registrant’s Code of Ethics is attached as Exhibit 12(A)(1) hereto.

Item 3.    Audit Committee Financial Expert.

The Board of Trustees of the Registrant has determined that the Registrant has at least one audit committee financial expert serving on its audit committee. The Board of Trustees has determined that Laurence B. Ashkin is an audit committee financial expert.   Laurence B. Ashkin is “independent” as defined in paragraph (a)(2) of Item 3 to Form N-CSR.

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Item 4.    Principal Accountant Fees and Services.

(a)           Audit Fees:  The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for fiscal year 2008 was $28,600 and for fiscal year 2009 was $30,500.

(b)           Audit-Related Fees:  The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item was $0 in 2008 and $0 in 2009.

(c)           Tax Fees:  The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning was $4,515 in 2009 and $4,615 in 2009.

(d)           All Other Fees:  The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item is $4,000 in 2008 and $0 in 2009.

(e)(1)       Audit Committee Pre-Approval Policies and Procedures:  All services to be performed by the Registrant’s principal auditors must be pre-approved by the Registrant’s audit committee, which may include the approval of certain services up to an amount determined by the audit committee.  Any services that would exceed that amount would require additional approval of the audit committee.

(e)(2)       No services described in paragraphs (b) through (d) were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)            Not applicable.

(g)           Not applicable.

(h)           Not applicable

Item 5.      Audit Committee of Listed Registrants.

The Registrant has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act and is comprised of the following members:

H. Guy Leibler

Jeffrey E. Wacksman

Laurence B. Ashkin

James A. Jacobson

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Item 6.      Schedule of Investments.

The Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this form.

Item 7.      Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Attached, as Exhibit Item 7, is a copy of the registrant’s policies and procedures.

Item 8.      Portfolio Managers of Closed-End Management Investment Companies as of October 31, 2009

(a)(1) As of October 31, 2009

Name	Title	Length of Service	Business Experience 5 Years
Samuel A. Lieber	Portfolio Manager	Since January 2003	Chairman, President (2006-present), Founder, Alpine Woods Capital Investor LLC (2003-present)
Robert Gadsden	Portfolio Manager	Since January 1999	Portfolio Manager, Alpine Realty Income & Growth Fund (2003-present); Senior Real Estate Analyst, Alpine Woods Capital Investors LLC (2003-present)
Peter Kovalski	Portfolio Manager	Since January 2002	Portfolio Manager, Alpine Dynamic Financial Services Fund and Alpine Woods Growth Values Financial Equities, L.P. (2003-present);

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(a)(2) Other Accounts Managed as of October 31, 2009

		Total	Advisory Fee Based on Performance
Type of Accounts	Number of Accounts	Assets ($ in millions)	Number of Accounts	Total Assets	Material Conflicts if Any
Samuel A. Lieber					See below(1)
Registered Investment Companies	7	$856.80	0	0
Other Pooled Accounts	2	$111.00	0	0
Other Accounts	1	$15.60	0	0

Robert Gadsden					See below(1)
Registered Investment Companies	1	$84.80	0	0
Other Pooled Accounts	0	0	0	0
Other Accounts	0	0	0	0

Peter Kovalski					See below(1)
Registered Investment Companies	1	$7.90	0	0
Other Pooled Accounts	0	0	0	0
Other Accounts	0	0	0	0

(1) Conflicts of interest may arise because the Fund’s Portfolio Managers have day-to-day management responsibilities with respect to both the Fund and various other accounts. These potential conflicts include:

Limited Resources.  The Portfolio Managers cannot devote their full time and attention to the management of each of the accounts that they manage. Accordingly, the Portfolio Managers may be limited in their ability to identify investment opportunities for each of the accounts that are as attractive as might be the case if the Portfolio Managers were to devote substantially more attention to the management of a single account. The effects of this potential conflict may be more pronounced where the accounts have different investment strategies.

Limited Investment Opportunities.  Other clients of the Adviser may have investment objectives and policies similar to those of the Fund. The Adviser may, from time to time, make recommendations which result in the purchase or sale of a particular security by its other clients simultaneously with the Fund. If transactions on behalf of more than one client during the same period increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price or quantity. It is the policy of the Adviser to allocate advisory recommendations and the placing of orders in a manner that it believes is equitable to the accounts involved, including the Fund. When two or more clients of the Adviser are purchasing or selling the same security on a given day from the same broker-dealer, such transactions may be averaged as to price.

Different Investment Strategies.  The accounts managed by the Portfolio Managers have differing investment strategies. If the Portfolio Managers determine that an investment opportunity may be appropriate for only some of the accounts or decide that certain of the accounts should take different positions with respect to a particular security, the Portfolio Managers may effect

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transactions for one or more accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other accounts.

Variation in Compensation.  A conflict of interest may arise where the Adviser is compensated differently by the accounts that are managed by the Portfolio Managers. If certain accounts pay higher management fees or performance- based incentive fees, the Portfolio Managers might be motivated to prefer certain accounts over others. The Portfolio Managers might also be motivated to favor accounts in which they have a greater ownership interest or accounts that are more likely to enhance the Portfolio Managers’ performance record or to otherwise benefit the Portfolio Managers.

Selection of Brokers.  The Portfolio Managers select the brokers that execute securities transactions for the accounts that they supervise.  In addition to executing trades, some brokers provide the Portfolio Managers with research and other services which may require the payment of higher brokerage fees than might otherwise be available. The Portfolio Managers’ decision as to the selection of brokers could yield disproportionate costs and benefits among the accounts that they manage, since the research and other services provided by brokers may be more beneficial to some accounts than to others.

Where conflicts of interest arise between the Fund and other accounts managed by the Portfolio Managers, the Portfolio Managers will use good faith efforts so that the Fund will not be treated materially less favorably than other accounts. There may be instances where similar portfolio transactions may be executed for the same security for numerous accounts managed by the Portfolio Managers. In such instances, securities will be allocated in accordance with the Adviser’s trade allocation policy.

(a)(3) Portfolio Manager Compensation as of October 31, 2009

The Portfolio Managers’ compensation will be made up of a fixed salary amount which is not based on the value of the assets in the Registrant’s portfolio. Annually, Alpine Woods Capital Investors LLC (the “Adviser”) may calculate bonus compensation to be paid to each portfolio manager as a percentage of salary based in large part on the Registrant’s after-tax performance in comparison to other equity income funds during the same time period, which the Adviser considers to be a comparable peer group.

(a)(4) Dollar Range of Securities Owned as of October 31, 2009

Portfolio Manager	Dollar Range of Equity Securities Held in Registrant (1)
Samuel A. Liber	over $1,000,000
Robert Gadsden	$1 - 10,000
Peter Kovalski	$1 - 10,000

(1)“Beneficial Ownership” is determined in accordance with Section 16a-1(a)(2) of the Securities Exchange Act of 1934, as amended

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Item 9.      Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Period	Total # of Shares Purchased	Ave. Price Paid per Share	Total # of Shares Purchased as Part of Publicly Announced Plans or Programs	Maximum Number/Approx. $ Value of Shares that May Yet be Purchased under the Plans or Programs
November 1 — November 30, 2008	51,833	$2.91	51,833	—
December 1 — December 31, 2008	409,797	$3.53	409,797	—
January 1 — January 31, 2009	900	$3.92	900	—
February 1 — February 28, 2009	—	—	—	—
March 1 — March 31, 2009	120,000	$2.54	120,000	—
April 1 — April 30, 2009	—	—	—	—
May 1 — May 31, 2009	—	—	—	—
June 1 — June 30, 2009	—	—	—	—
July 1 — July 31, 2009	—	—	—	—
August 1 — August 31, 2009	—	—	—	—
September 1 — September 30, 2009	—	—	—	—
October 1 — October 31, 2009	—	—	—	—

Item 10.      Submission of Matters to Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11.    Controls and Procedures.

(a)    The Registrant’s principal executive officer and principal financial officer have evaluated the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date.

(b)    There was no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

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Item 12.    Exhibits.

(a)(1)  The Code of Ethics that applies to the Registrant’s principal executive officer and principal financial officer is attached hereto as Exhibit 12.A.1.

(a)(2)  The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex99.Cert.

(a)(3)  Not applicable.

(b)  The certifications by the Registrant’s Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex99.906Cert.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Alpine Global Premier Properties Fund

By:	/s/ Samuel A. Lieber
Samuel A. Lieber
Chief Executive Officer (Principal Executive Officer)

Date:	January 8, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Samuel A. Lieber
Samuel A. Lieber
Chief Executive Officer (Principal Executive Officer)

Date:	January 8, 2010

By:	/s/ Ronald G. Palmer, Jr.
Ronald G. Palmer, Jr.
Chief Financial Officer (Principal Financial Officer)

Date:	January 8, 2010

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